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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2006
                                                         -----------------

              NATIONAL PROPERTY ANALYSTS MASTER LIMITED PARTNERSHIP
              -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

             Commission File number               0-24816
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                       Delaware                          23-2610414
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         (State of other jurisdiction         (IRS Employer Identification No.)
        incorporation or organization)


         230 S. Broad Street, Mezzanine, Philadelphia, Pennsylvania 19102
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             (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:(215)790-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         Item 4.02    Non-Reliance on Previously Issued Financial Statements

                  In  connection  with  a  Securities  and  Exchange  Commission
("SEC") review of its Form 10-K for the year ended December 31, 2004, the management of National Property Analysts Master Limited Partnership ("NPAMLP") initiated a review of its accounting policies and concluded that its financial statements for the year ended December 31, 2004 filed with the report on Form 10-K for the year then ended, and the unaudited quarterly financial statements filed on Form 10-Q for the three month period ending March 31, 2005, the three and six month periods ending June 30, 2005, and the three and nine month periods ending September 30, 2005 should be restated to correct its accounting for the forgiveness of wraparound mortgage indebtedness arising from the disposition of property, and in its application of the interest method in the amortization of the discount on the wraparound mortgages, and that such previously filed financial statements should no longer be relied upon.

         NPAMLP historically has accounted for the forgiveness of wraparound mortgage indebtedness arising from the disposition of property as a component of the recognized gain or loss on disposition, and disclosed the gain or loss as a separate line item on the income statement in the year of the forgiveness. The wrap mortgage indebtedness is controlled by Edward Lipkin, a related party. Footnote 1 of APB 26 requires that forgiveness of debt from a related party be accounted for as a capital transaction.

         NPAMLP amortizes the discount on the wraparound mortgages using the interest method. However, in January 2006, NPAMLP concluded that for certain properties acquired pursuant to tax deferred exchange transactions, the amortization of the discount included balloon amortization which was not wholly consistent with the interest method. The correction of the discount amortization and accounting for the forgiveness of the wraparound mortgages will be reported pursuant to SFAS 154.

NPAMLP intends to restate its previously issued financial statements for the years ended December 31, 2003 and 2004 within the NPAMLP's Form 10-K for the year ended December 31, 2005 and to amend its quarterly filings for 2005.

         Management of NPAMLP has discussed this matter with the independent registered public accounting firm of NPAMLP who concurs with the conclusions of NPAMLP and its proposed corrective treatment.



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL PROPERTY ANALYSTS MASTER
LIMITED PARTNERSHIP
(Registrant)

By:  EBL&S, Inc., its managing general partner

     By: /s/ Edward B. Lipkin
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         Edward B. Lipkin
         Director

Date:    February 15, 2006


By: Feldman International, Inc., its equity general partner

     By: /s/ Robert McKinney
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         Robert McKinney
         Director

Date:    February 15, 2006